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                                                                    EXHIBIT 10.1











                      GRAPHIC PACKAGING INTERNATIONAL, INC.
                       SUPPLEMENTAL EXECUTIVE PENSION PLAN












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                                TABLE OF CONTENTS

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
ARTICLE 1.  DEFINITIONS...........................................................................................1


ARTICLE 2.  PARTICIPATION.........................................................................................3
     2.01    Participation Requirements...........................................................................3

     2.02    Termination of Participation.........................................................................3


ARTICLE 3.  AMOUNT AND PAYMENT OF SUPPLEMENTAL BENEFIT............................................................4
     3.01    Amount of Benefit....................................................................................4

     3.02    Vesting..............................................................................................4

     3.03    Form and Payment of Supplemental Benefit.............................................................4


ARTICLE 4.  ADMINISTRATION OF THE PLAN............................................................................5
     4.01    Plan Administrator...................................................................................5

     4.02    Withholding Taxes....................................................................................5

     4.03    Nonalienation........................................................................................5

     4.04    Facility of Payment..................................................................................5


ARTICLE 5.  GENERAL PROVISIONS....................................................................................6
     5.01    Funding..............................................................................................6

     5.02    No Contract of Employment............................................................................6

     5.03    Construction.........................................................................................6


ARTICLE 6.  AMENDMENT OR TERMINATION..............................................................................7
     6.01    Right to Amend or Terminate..........................................................................7

     6.02    Protection of Rights Under Plan......................................................................7
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                                  INTRODUCTION

Effective April 7, 2006, the Board of Directors of Graphic Packaging International, Inc. hereby adopts this Graphic Packaging International, Inc. Supplemental Executive Pension Plan.

The Plan is intended to be a nonqualified, unfunded deferred compensation plan for a select group of management or highly compensated employees under Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is intended to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is not intended to meet the qualification requirements of Section 401(a) of the Code.

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ARTICLE 1.  DEFINITIONS

1.01 "AFFILIATED EMPLOYER" shall mean any company which is (a) a member of a controlled group of corporations (as defined in Section 414(b) of the Code), which also includes the Employer as a member of the controlled group of corporations; (b) any trade or business under common control (as defined in Section 414(c) of the Code) with the Employer; (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and (d) any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

1.02     "AVERAGE FINAL SALARY" shall have the same meaning as set forth in
         Section 1.08 the Qualified Plan, except that in determining pensionable wages for purposes of calculating Final Average Salary, the annual dollar limitation set forth in Section 1.34 of the Qualified Plan shall be disregarded.

1.03 "BOARD OF DIRECTORS" shall mean the Board of Directors of Graphic Packaging International, Inc.

1.04     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

1.05     "COVERED COMPENSATION" shall have the same meaning set forth in Section
         1.14 of the Qualified Plan.

1.06     "EFFECTIVE DATE" of this Plan is April 7, 2006.

1.07 "EMPLOYER" shall mean Graphic Packaging International, Inc. or any successor by merger, purchase or otherwise, with respect to its Employees.

1.08 "EQUIVALENT ACTUARIAL VALUE" shall mean equivalent value when computed on the basis of the mortality table prescribed in Revenue Ruling 2001-62 and an interest rate of five percent per annum, compounded annually.

1.09 "PARTICIPANT" shall mean the employee of the Employer participating in the Plan in accordance with the provisions of Section 2.01.

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1.10     "PLAN" shall mean the Graphic Packaging International, Inc.
         Supplemental Executive Pension Plan as set forth in this document or as amended from time to time.

1.11     "PLAN ADMINISTRATOR" shall mean an entity provided for in Section 4.01.

1.12 "QUALIFIED PLAN" shall mean the Riverwood International Employees Retirement Plan, or any successor plan, thereof, as in effect on January 1, 2006.

1.13 "SUPPLEMENTAL BENEFIT" shall mean the annual benefit payment payable under Article 3 of this Plan.

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ARTICLE 2.  PARTICIPATION

2.01     PARTICIPATION REQUIREMENTS

         Stephen M. Humphrey, the President and Chief Executive Officer of the Employer, shall become a Participant in the Plan on the Effective Date. No other employee shall become eligible to participate in this Plan.

2.02     TERMINATION OF PARTICIPATION

         The Participant's participation in the Plan shall terminate on the date he terminates employment with the Employer and all Affiliated Employers unless the Participant is entitled to a Supplemental Benefit under the Plan. If the Participant is entitled to a Supplemental Benefit under the Plan, his participation in the Plan shall terminate when his Supplemental Benefit is distributed to him.

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ARTICLE 3.  AMOUNT AND PAYMENT OF SUPPLEMENTAL BENEFIT

3.01     AMOUNT OF BENEFIT

         The Supplemental Benefit payable to the Participant in the form of a single life annuity shall be equal to the sum of: (i) 1.02% of Average Final Salary up to Covered Compensation, plus (ii) 1.40% of Average Final Salary in excess of Covered Compensation, multiplied by (iii) 22, provided, however, that in no event shall the Supplemental Benefit exceed $5,000,000 when converted to one lump sum payment in accordance with the provisions of Section 3.03.

3.02     VESTING

         The Participant shall vest in, and have a nonforfeitable right to, his Supplemental Benefit on March 31, 2007. If the Participant's employment with the Employer and all Affiliated Employers terminates for any reason prior to March 31, 2007, the benefit that would otherwise be payable to him under the Plan shall be forfeited.

3.03     FORM AND PAYMENT OF SUPPLEMENTAL BENEFIT

         To the extent vested under the provisions of Section 3.02, the Supplemental Benefit shall be paid on March 31, 2007. The Supplemental Benefit shall be paid in one lump sum of Equivalent Actuarial Value to the annuity otherwise payable under Section 3.01, subject to the maximum dollar limitation set forth in that Section.

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ARTICLE 4.  ADMINISTRATION OF THE PLAN

4.01     PLAN ADMINISTRATOR

         The Board of Directors or its designee shall serve as Plan Administrator with the exclusive power to interpret and carry out the Plan's provisions.

4.02     WITHHOLDING TAXES

         The Plan Administrator shall have the right to deduct any required withholding taxes from any payment to be made under the Plan.

4.03     NONALIENATION

         Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to do shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

4.04     FACILITY OF PAYMENT

         If the Plan Administrator finds that the Participant is unable to care for his affairs because of illness or accident, the Plan Administrator may direct that any benefit due him be paid to his spouse, a child, a parent or other blood relative or a person with whom he resides, unless a claim has been made for the benefit by a duly appointed legal representative. Any payment made under the provisions of this Section
         4.04 shall be a complete discharge of the liabilities of the Plan for that benefit.

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ARTICLE 5.  GENERAL PROVISIONS


5.01     FUNDING

         All amounts payable in accordance with the Plan shall constitute a general unsecured obligation of the Employer. All such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Employer.

5.02     NO CONTRACT OF EMPLOYMENT

         The establishment of the Plan shall not be construed as conferring any legal rights upon any person for a continuation of employment, nor shall it interfere with the rights of the Employer to discharge any employee and to treat him without regard to the effect which such treatment might have upon him as a Participant in the Plan.

5.03     CONSTRUCTION

         (a) All rights hereunder shall be governed by and construed in accordance with the laws of the state of Georgia to the extent such laws are not pre-empted by ERISA or other federal law.

         (b) The masculine pronoun shall mean the feminine wherever appropriate.

         (c) The captions inserted herein are inserted as a matter of convenience and shall not affect the construction of the Plan.

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ARTICLE 6.  AMENDMENT OR TERMINATION


6.01     RIGHT TO AMEND OR TERMINATE

         The Board of Directors reserves the right to modify or amend the Plan, in whole or in part, or to terminate the Plan, provided that in no event shall any such action be effective to the extent it would cause the Plan to violate the provisions of Section 409A of the Code.

6.02     PROTECTION OF RIGHTS UNDER PLAN

         Notwithstanding Section 6.01, no modification, amendment or termination of the Plan shall adversely affect the right of the Participant to receive the benefits that have become vested under the Plan in respect of the Participant as of the date of modification, amendment or termination.

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         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing instrument comprising the Graphic Packaging International, Inc. Supplemental Executive Pension Plan (effective April 7, 2006), Graphic Packaging International, Inc. has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto authorized this 7th day of April, 2006.


                                          Graphic Packaging International, Inc.

                                               /s/ Stephen A. Hellrung
                                          -------------------------------------
                                                   Stephen A. Hellrung
                                                  Senior Vice President,
                                              General Counsel and Secretary


(CORPORATE SEAL)